EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the accompanying Quarterly Report on Form 10-Q of MediciNova, Inc. for the period ended March 31, 2005, I, Takashi Kiyoizumi, Chief Executive Officer of MediciNova, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.    such Quarterly Report on Form 10-Q of MediciNova, Inc. for the period ended March 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.    the information contained in such Quarterly Report on Form 10-Q of MediciNova, Inc. for the period ended March 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of MediciNova, Inc. at the dates and for the periods indicated.

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Date: May 11, 2005

By:	/s/ Takashi Kiyoizumi
Takashi Kiyoizumi, M.D., Ph.D.
Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)